UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 8, 2008

ENLIVEN MARKETING TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

205 West 39th Street, 16th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01       Entry into a Material Definitive Agreement

On April 8, 2008 Enliven Marketing Technologies Corporation, Overture Services, Inc. and Overture Search Services (Ireland) Limited executed Amendment No. 6 to the Overture Master Agreement entered into as of January 14, 2004, as amended (the “Overture Master Agreement”). Amendment No. 6 to the Overture Master Agreement extends the term of the Overture Master Agreement two years from March 17, 2008 to March 17, 2010.

The full text of Amendment No. 6 to the Overture Master Agreement is attached hereto as Exhibit 10.1.

Item 9.01.       Financial Statements and Exhibits

(c)        Exhibits

The following exhibits are filed herewith:

10.1

Amendment No. 6 to the Overture Master Agreement, entered into as of April 8, 2008, by and among Enliven Marketing Technologies Corporation, Overture Services, Inc., and Overture Search Services (Ireland) Limited.

99.1	Press Release of Enliven Marketing Technologies Corporation, dated April 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLIVEN MARKETING TECHNOLOGIES
CORPORATION

/s/ Andrew J. Graf
Andrew J. Graf
Secretary

Dated: April 14, 2008